KEMPER EQUITY
                                FUNDS/VALUE STYLE
                       Kemper U.S. Growth and Income Fund

                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1999
                            -------------------------

The following text replaces information in the section entitled "Portfolio Management" with respect to Kemper U.S. Growth and Income Fund:

Kathleen T. Millard is the Lead Portfolio Manager for Kemper U.S. Growth and Income Fund. Ms. Millard joined Scudder Kemper in 1991 as a portfolio manager. She began her investment career in 1983 and has 16 years of investment industry experience as a portfolio manager specializing in value portfolios.

Benjamin W. Thorndike is the Portfolio Manager for Kemper U.S. Growth and Income Fund. Mr. Thorndike joined Scudder Kemper in 1983. He began his investment career in 1980. Prior to joining Scudder Kemper he was an investment officer for a bank.

October 20, 1999